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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 6, 2007

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                                MCGRATH RENTCORP
             (Exact name of Registrant as Specified in its Charter)

         California                  0-13292                   94-2579843
(State or Other Jurisdiction    (Commission File              (IRS Employer
     of Incorporation)               Number)                Identification No.)

                 5700 Las Positas Road, Livermore, CA  94551-7800
           (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (925) 606-9200

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                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors of Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         On June 12, 2007, McGrath RentCorp ("McGrath," the "Registrant", or the "Company") announced the promotion of Mr. Joseph F. Hanna, age 44, to Senior Vice President and Chief Operating Officer, effective June 6, 2007. Mr. Hanna has served as our Senior Vice President of Operations since January 2005. He served as Vice President of Operations since joining the Company in 2003. Mr. Hanna has extensive sales and operations experience, including 12 years at SMC Corporation of America (a subsidiary of SMC Corporation, Tokyo, Japan) where he served most recently as Director, Sales and Operations, Western United States. His prior experience also includes serving as an officer in the United States Army. Mr. Hanna received a B.S. in Electrical Engineering from the United States Military Academy, West Point, New York.

         Mr. Hanna is employed by the Company on an "at-will" basis with a current annual base salary of $260,000 and an annual bonus of up to 91% of his annual base salary based on a combination of the level of the Company's pre-tax profit for the year and the extent to which Mr. Hanna achieves his own individual performance goals. There are no family relationships between Mr. Hanna and any of our executive officers or directors.

         The Company had previously entered into Indemnification Agreements with each of our directors and executive officers, including Mr. Hanna. These Agreements require the Company to indemnify our officers or directors against expenses and, in certain cases, judgments, settlements or other payments incurred by the officer or director in suits brought by the Company, derivative actions brought by shareholders and suits brought by other third parties. Indemnification has been granted under these Agreements to the fullest extent permitted under California law in situations where the officer or director is made, or threatened to be made, a party to the legal proceeding because of his or her service to the Company.

Item 7.01   Regulation FD

         On June 12, 2007, McGrath also announced via press release certain promotions of its officers. A copy of this press release is attached hereto as
Exhibit 99.1 and incorporated into this Item 7.01 by reference. This Item 7.01 of Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission, and shall not be incorporated by reference in any filing under the Securities Act of 1934 or the Securities Exchange Act of 1934.

Item 9.01   Financial Statements and Exhibits.

       (c) Exhibits.

       99.1 Press release issued by McGrath RentCorp, dated June 12, 2007.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McGrath RentCorp



Date:    June 12, 2007          By:       /s/ Randle F. Rose
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                                     Randle F. Rose
                                     Senior Vice President, Chief Administrative
                                        Officer and Secretary